Accrued Interest Date:                                 Collection Period Ending:
27-Jun-05                                                              30-Jun-05
Distribution Date:          BMW Vehicle Owner Trust 2005-A              Period #
25-Jul-05                   ------------------------------                     4


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Balances
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

                                                                             Initial        Period End
   Receivables                                                        $1,500,000,024    $1,294,538,780
   Reserve Account                                                        $7,194,411        $7,194,411
   Yield Supplement Overcollateralization                                $61,117,886       $52,873,264
   Overcollateralization                                                        $137        $5,605,691
   Class A-1 Notes                                                      $324,000,000      $121,177,824
   Class A-2 Notes                                                      $457,000,000      $457,000,000
   Class A-3 Notes                                                      $361,000,000      $361,000,000
   Class A-4 Notes                                                      $264,507,000      $264,507,000
   Class B Notes                                                         $32,375,000       $32,375,000

Current Collection Period
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   Beginning Receivables Outstanding                                  $1,343,654,806
   Collections
      Principal Collections
          Receipts of Scheduled Principal                                $30,414,224
          Receipts of Pre-Paid Principal                                 $18,346,211
          Liquidation Proceeds                                              $230,481
          Principal Balance Allocable to Gross Charge-offs                  $125,110
      Total Principal Reduction                                          $49,116,026

      Interest Collections
          Receipts of Interest                                            $4,310,800
          Servicer Advances                                                       $0
          Reimbursement of Previous Servicer Advances                       ($24,700)
          Accrued Interest on Purchased Receivables                               $0
          Recoveries                                                         $15,377
          Net Investment Earnings                                            $18,060
      Total Interest Collections                                          $4,319,536

   Total Collections                                                     $53,310,453

   Ending Receivables Outstanding                                     $1,294,538,780

Servicer Advance Amounts
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   Beginning Period Unreimbursed Previous Servicer Advance                  $244,038
   Current Period Servicer Advance                                                $0
   Current Reimbursement of Previous Servicer Advance                       ($24,700)
   Ending Period Unreimbursed Previous Servicer Advances                    $219,337

Collection Account
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   Deposits to Collection Account                                        $53,310,453

   Distribution Amounts Due
      Servicing Fees Due                                                  $1,119,712
      Class A Noteholder Interest Distribution Due                        $3,952,076
      First Priority Principal Distribution Due                          $10,138,456
      Class B Noteholder Interest Distribution Due                          $119,518
      Second Priority Principal Distribution Due                         $32,375,000
      Reserve Account Deposit Due                                                 $0
      Regular Principal Distribution Due                                 $14,534,736
      Unpaid Trustee Fees Due                                                     $0

      Amounts Paid to the Servicer                                        $1,119,712
      Amounts Deposited into Note Distribution Account                   $52,190,740
      Amounts Deposited into Reserve Account                                      $0
      Excess Funds Released to Depositor                                          $0
   Total Distributions from Collection Account                           $53,310,453

Excess Funds Released to the Depositor
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      Release from Reserve Account                                                $0
      Release from Collection Account                                             $0
   Total Excess Funds Released to the Depositor                                   $0

Note Distribution Account
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   Amount Deposited from the Collection Account                          $52,190,740
   Interest Distribution to Noteholders                                   $4,071,593
   Principal Distribution to Noteholders                                 $48,119,147
   Amount Deposited from the Reserve Account                                      $0
   Amount Paid to Noteholders                                            $52,190,740

Distributions
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   Interest Distributable Amount                                         Current Int        Per $1,000
   Class A-1 Notes                                                          $399,451             $2.36
   Class A-2 Notes                                                        $1,393,850             $3.05
   Class A-3 Notes                                                        $1,215,367             $3.37
   Class A-4 Notes                                                          $943,408             $3.57
   Class B Notes                                                            $119,518             $3.69

   Monthly Principal Distributable Amount                            Current Payment    Ending Balance   Per $1,000       Factor
   Class A-1 Notes                                                       $48,119,147      $121,177,824      $284.23       71.58%
   Class A-2 Notes                                                                $0      $457,000,000        $0.00      100.00%
   Class A-3 Notes                                                                $0      $361,000,000        $0.00      100.00%
   Class A-4 Notes                                                                $0      $264,507,000        $0.00      100.00%
   Class B Notes                                                                  $0       $32,375,000        $0.00      100.00%

Carryover Shortfalls
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                                                              Prior Period Carryover   Current Payment   Per $1,000
   Class A-1 Interest Carryover Shortfall                                         $0                $0           $0
   Class A-2 Interest Carryover Shortfall                                         $0                $0           $0
   Class A-3 Interest Carryover Shortfall                                         $0                $0           $0
   Class A-4 Interest Carryover Shortfall                                         $0                $0           $0
   Class B Interest Carryover Shortfall                                           $0                $0           $0


Receivables Data
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                                                                    Beginning Period     Ending Period
   Number of Contracts                                                        62,196            60,588
   Weighted Average Remaining Term                                             49.26             48.44
   Weighted Average Annual Percentage Rate                                     4.44%             4.42%

   Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
      Current                                                         $1,197,034,688            92.47%
      1-29 days                                                          $87,854,546             6.79%
      30-59 days                                                          $8,000,774             0.62%
      60-89 days                                                            $939,530             0.07%
      90-119 days                                                           $417,781             0.03%
      120+ days                                                             $291,460             0.02%
      Total                                                           $1,294,538,780           100.00%
      Delinquent Receivables +30 days past due                            $9,649,546             0.75%


   Write-offs
      Gross Principal Write-Offs for Current Period                         $125,110
      Recoveries for Current Period                                          $15,377
      Net Write-Offs for Current Period                                     $109,733

      Cumulative Realized Losses                                            $150,338


   Repossessions                                                       Dollar Amount             Units
      Beginning Period Repossessed Receivables Balance                    $1,243,206                45
      Ending Period Repossessed Receivables Balance                       $1,808,637                60
      Principal Balance of 90+ Day Repossessed Vehicles                      $22,088                 1

Yield Supplement Overcollateralization
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   Beginning Period Required Amount                                      $54,884,251
   Beginning Period Amount                                               $54,884,251
   Current Distribution Date Required Amount                             $52,873,264
   Current Period Release                                                 $2,010,986
   Ending Period Amount                                                  $52,873,264
   Next Distribution Date Required Amount                                $50,896,137

Reserve Account
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   Beginning Period Required Amount                                       $7,194,411
   Beginning Period Amount                                                $7,194,411
   Net Investment Earnings                                                   $18,060
   Beginning Period Required Amount                                       $7,194,411
   Current Period Deposit Amount Due                                              $0
   Current Period Deposit Amount Paid From Collection Account                     $0
   Current Period Release to Note Distribution Account                            $0
   Ending Period Required Amount                                          $7,194,411
   Current Period Release to Depositor                                            $0
   Ending Period Amount                                                   $7,194,411


Overcollateralization
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   Beginning Period Amount                                                $4,591,584
   Ending Period Target Credit Enhancement OC Amount                     $14,534,736
   Ending Period Amount                                                   $5,605,691
   Current Period Release                                                         $0


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